                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                         ______________________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         _____________________________


                                 Date of report
                       (Date of earliest event reported):
                                  May 20, 1997



      Commission           Registration; State of           IRS Employer
      File Number        Incorporation; Address; and       Identification
                               Telephone Number

       1-10944             KU Energy Corporation              61-1141273
                           (a Kentucky Corporation)
                              One Quality Street
                        Lexington, Kentucky 40507-1428
                                (606) 255-2100

       1-3464           Kentucky Utilities Company            61-0247570
                     (a Kentucky and Virginia Corporation)
                              One Quality Street
                        Lexington, Kentucky 40507-1428
                                (606) 255-2100

ITEM 5.  OTHER EVENTS

Merger Agreement with LG&E Energy Corp.

     On May 20, 1997, KU Energy Corporation, a Kentucky corporation ("KU Energy"), and LG&E Energy Corp., a Kentucky corporation ("LG&E Energy"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for a merger of KU Energy and LG&E Energy. Pursuant to the Merger Agreement, KU Energy will be merged with and into LG&E Energy, with LG&E Energy as the surviving corporation (the "Merger"). The Merger, which was unanimously approved by the Boards of Directors of KU Energy and LG&E Energy, is expected to close shortly after all of the conditions to consummation of the Merger, including the receipt of all applicable regulatory and shareholder approvals, are met or waived, as set forth in the Merger Agreement.

     On May 21, 1997, KU Energy and its principal operating subsidiary, Kentucky Utilities Company, filed with the Securities and Exchange Commission a Current Report on Form 8-K describing the Merger. Attached as exhibits to this Current Report on Form 8-K are the following documents: (i) the Merger Agreement; (ii) the KU Energy Stock Option Agreement, dated as of May 20, 1997, by and between KU Energy and LG&E Energy; and (iii) the LG&E Energy Stock Option Agreement, dated as of May 20, 1997, by and between LG&E Energy and KU Energy.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

     The exhibits listed below and in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.    Title
-----------    -----


  2            Agreement and Plan of Merger,
               dated as of May 20, 1997,
               by and between KU Energy and
               LG&E Energy.

99.1           KU Energy Stock Option Agreement,
               dated as of May 20, 1997, by and
               between KU Energy and LG&E
               Energy.


99.2           LG&E Energy Stock Option Agreement,
               dated as of May 20, 1997, by and
               between LG&E Energy and KU
               Energy.

                                   SIGNATURE
                                   ---------

     After reasonable inquiry and to the best of its knowledge and belief, the undersigned certifies that the information set forth in this statement is true, complete and correct.


                                 KU ENERGY CORPORATION

                                 By:    /s/ Michael D. Robinson
                                        -----------------------
                                 Name:  Michael D. Robinson
                                 Title: Controller


                                 KENTUCKY UTILITIES COMPANY

                                 By:    /s/ Michael D. Robinson
                                        -----------------------
                                 Name:  Michael D. Robinson
                                 Title: Controller


Dated:  May 30, 1997

                                 EXHIBIT INDEX

                             KU Energy Corporation
                          Kentucky Utilities Company

                          Current Report on Form 8-K
                              Dated May 20, 1997


Exhibit                  Description
-------                  -----------
   2                     Agreement and Plan of Merger,
                         dated as of May 20, 1997,
                         by and between KU Energy and LG&E Energy.

99.1                     KU Energy Stock Option Agreement,
                         dated as if May 20, 1997, by and
                         between KU Energy and LG&E
                         Energy.

99.2                     LG&E Energy Stock Option Agreement,
                         dated as of May 20, 1997, by and
                         between LG&E Energy and KU
                         Energy.